UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21840

DCW TOTAL RETURN FUND

(formerly known as Dividend Capital Global Realty Exposure Fund)

(Exact name of registrant as specified in charter)

518 17th Street, Suite 1200, Denver, Colorado 80202

(Address of principal executive offices) (Zip code)

Derek Mullins, Secretary and Assistant Treasurer

DCW Total Return Fund

518 17th Street, Suite 1200

Denver, Colorado 80202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 228-2200

Date of fiscal year end: December 31

Date of reporting period: March 31, 2009

Item 1 – Schedule of Investments.

Statement of Investments

March 31, 2009 (Unaudited)

DCW Total Return Fund(1)

	Shares	Market Value
COMMON STOCK 53.49%
Aerospace & Defense 2.64%
General Dynamics Corp.	3,700	$153,883
Honeywell International Inc.	5,000	139,300
Precision Castparts Corp.	1,500	89,850
Rolls-Royce Group PLC*	31,500	132,881
United Technologies Corp.	4,100	176,218

		692,132

Apartments - REITs 0.00%(2)
AvalonBay Communities Inc.	1	32

Apparel, Accessories & Luxury Goods 1.78%
Coach Inc.*	8,400	140,280
Swatch Group AG	13,400	327,849

		468,129

Apparel Retail 0.56%
Guess? Inc.	7,000	147,560

Application Software 2.72%
Autonomy Corp. PLC*	19,900	372,621
Parametric Technology Corp.*	18,000	179,640
SAP AG	4,500	160,708

		712,969

Asset Management & Custody Banks 2.50%
BlackRock Inc.	1,350	175,554
Julius Baer Holding AG - Class B	6,400	157,428
Schroders PLC	9,000	102,147
T. Rowe Price Group Inc.	7,700	222,222

		657,351

Biotechnology 0.22%
Celgene Corp.*	1,300	57,720

Broadcasting 0.66%
Grupo Televisa SA	64,000	173,950

Communications Equipment 4.13%
Nice Systems Ltd. - ADR*	3,500	87,010
Nokia OYJ	33,600	396,413
QUALCOMM Inc.	6,300	245,133
Tandberg ASA	15,500	228,572
VTech Holdings Ltd.	33,000	127,732

		1,084,860

Computer Hardware 2.75%
Apple Inc.*	6,200	651,744
Dell Inc.*	7,400	70,152

		721,896

Computer Storage & Peripherals 0.65%
Logitech International SA*	16,500	170,900

Construction & Engineering 1.12%
Fluor Corp.	1,800	62,190
Jacobs Engineering Group Inc.*	6,000	231,960

		294,150

Construction & Farm Machinery & Heavy Trucks 0.21%
AGCO Corp.*	2,800	54,880

Data Processing & Outsourced Services 0.51%
Mastercard Inc.	800	133,984

Diversified Banks 0.71%
Standard Chartered PLC	15,000	186,494

Diversified Metals & Mining 1.82%
Anglo American PLC	9,500	161,664
BHP Billiton Ltd.	7,700	170,853
Cia Vale do Rio Doce - ADR	11,000	146,300

		478,817

Diversified/Miscellaneous - REITs 0.00%(2)
Vornado Realty Trust	8	266

Education Services 0.31%
Apollo Group Inc. - Class A*	1,022	80,053

Electronic Manufacturing Services 0.48%
Trimble Navigation Ltd.*	8,300	126,824

Fertilizers & Agricultural Chemicals 0.69%
Syngenta AG	600	120,917
Yara International ASA	2,800	61,352

		182,269

Footwear 2.24%
Nike Inc. - Class B	8,000	375,120
Puma AG Rudolf Dassler Sport	1,400	212,975

		588,095

Gold 0.99%
Barrick Gold Corp.	1,700	55,114
Goldcorp Inc.	3,700	124,546
Zijin Mining Group Co. Ltd.	114,000	81,191

		260,851

Health Care Equipment 1.02%
Intuitive Surgical Inc.*	600	57,216
Stryker Corp.	6,200	211,048

		268,264

Health Care Supplies 1.80%
Alcon Inc.	5,200	472,731

Heavy Electrical Equipment 2.55%
ABB Ltd.*	19,200	268,021
Alstom SA	4,200	217,542

Vestas Wind Systems A/S*	4,200	184,291

		669,854

Home Entertainment Software 3.42%
Nintendo Co. Ltd.	2,200	632,318
Shanda Interactive Entertainment Ltd. - ADR*	6,700	264,851

		897,169

Hypermarkets & Super Centers 1.02%
Wal-Mart de Mexico SAB de CV	115,000	268,563

Integrated Oil & Gas 0.78%
Petroleo Brasileiro SA - ADR	3,200	97,504
StatoilHydro ASA	6,000	106,158

		203,662

Internet Retail 1.59%
Amazon.com Inc.*	5,700	418,608

Internet Software & Services 3.99%
Baidu.com Inc. - ADR*	400	70,640
eBay Inc.*	18,300	229,848
Google Inc. - Class A*	1,900	661,313
Open Text Corp.*	2,500	86,100

		1,047,901

IT Consulting & Other Services 1.15%
Infosys Technologies Ltd. - ADR	11,300	300,919

Oil & Gas Drilling 1.86%
ENSCO International Inc.	4,600	121,440
Noble Corp.	7,700	185,493
Transocean Ltd.*	3,100	182,404

		489,337

Oil & Gas Equipment & Services 1.76%
Halliburton Co.	8,800	136,136
National Oilwell Varco Inc.*	9,500	272,745
Technip SA	1,500	53,031

		461,912

Oil & Gas Exploration & Production 1.12%
Apache Corp.	2,200	140,998
CNOOC Ltd.	155,000	153,588

		294,586

Pharmaceuticals 0.42%
Novo Nordisk A/S - Class B - ADR	2,300	110,354

Regional Malls - REITs 0.00%(2)
Simon Property Group Inc.	14	485

Semiconductors 0.51%
Samsung Electronics Co. Ltd. - GDR	650	133,454

Soft Drinks 1.00%
Coca-Cola Co.	6,000	263,700

Systems Software 0.78%
Check Point Software Technologies*		6,500	144,365
Oracle Corp.*		3,400	61,438

			205,803

Wireless Telecommunication Services 1.03%
America Movil SAB de CV - ADR		10,000	270,800

TOTAL COMMON STOCK
(Cost $14,264,526)			14,052,284

	Bond Rating Moody’s/S&P (Unaudited)	Shares	Market Value
PREFERRED STOCK 38.35%
Apartments - REITs 1.31%
BRE Properties Inc.:
Series C, 6.750%	Baa3/BB+	11,950	178,414
Series D, 6.750%	Baa3/BB+	11,300	166,223

			344,637

Diversified/Miscellaneous - REITs 1.57%
PS Business Parks Inc.,
Series O, 7.375%	Baa3/BB+	15,000	240,001
Vornado Realty Trust:
Series F, 6.750%	Baa3/BBB-	5,036	70,554
Series I/L, 6.625%	Baa3/BBB-	6,716	101,747

			412,302

Hotels - REITs 2.54%
LaSalle Hotel Properties:
Series D, 7.500%	NR/NR	35,200	393,184
Series G, 7.250%	NR/NR	21,000	199,500
Strategic Hotels & Resorts Inc.,
Series C, 8.250%	NR/NR	30,100	75,250

			667,934

Net Lease - REITs 4.34%
Entertainment Properties Trust,
Series B, 7.750%	NR/NR	25,450	246,865
Realty Income Corp.,
Series E, 6.750%	Baa2/BB+	52,867	893,452

			1,140,317

Office - Central Business District - REITs 4.51%
SL Green Realty Corp.,
Series C, 7.625%	NR/NR	120,200	1,183,970

Office - Suburban - REITs 10.23%
BioMed Realty Trust Inc.,
Series A, 7.375%	NR/NR	137,030	1,470,331
Digital Realty Trust Inc.,
Series B, 7.875%	NR/NR	31,623	508,656
Kilroy Realty Corp.,
Series F, 7.500%	NR/NR	55,317	708,058

			2,687,045

Regional Malls - REITs 0.78%
Taubman Centers Inc.,
Series G, 8.000%	B1/NR	13,350	203,054

Self Storage - REITs 1.13%
Public Storage:
Series M, 6.625%	Baa1/BBB	5,228	91,961
Series E, 6.750%	Baa1/BBB	11,800	205,438

			297,399

Shopping Centers - REITs 11.94%
Kimco Realty Corp.,
Series G, 7.750%	Baa2/BBB-	229,800	3,136,769

TOTAL PREFERRED STOCK
(Cost $19,691,152)			10,073,427

	Bond Rating Moody’s/S&P (Unaudited)	Principal Amount	Market Value
COMMERCIAL REAL ESTATE COLLATERALIZED
DEBT OBLIGATIONS 2.56%
Gramercy Real Estate, 2007-1A:
Class GFX, 6.000%, 08/15/2016(3)(4)(5)(6)	NR/BBB	$2,000,000	129,380
Class HFX, 6.000%, 08/15/2016(3)(4)(5)(6)	NR/BBB-	5,150,000	319,712
Morgan Stanley Capital I, 2007-SRR4,
Series G, 3.045%, 11/20/2052(3)(4)(5)(6)(7)	NR/NR	5,750,000	224,423

TOTAL COMMERCIAL REAL ESTATE
COLLATERALIZED DEBT OBLIGATIONS
(Cost $11,653,089)			673,515
SHORT-TERM INVESTMENTS 20.84%
Bank Deposits 18.16%
Union Bank Institutional Trust Deposit Account III 0.001%, 04/01/2009		4,770,683	4,770,683

Repurchase Agreements 2.68%
State Street Bank & Trust Co., dated 03/31/2009 0.010%, due 04/01/2009, proceeds of $704,202 collateralized by U.S. Treasury Bills, 05/28/2009, valued at $719,802.		704,202	704,202

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,474,885)			5,474,885
TOTAL INVESTMENTS 115.24%
(Cost $51,083,652)			30,274,111

LIABILITIES LESS OTHER ASSETS (15.24%)			(4,003,151)

TOTAL NET ASSETS 100.00%			$26,270,960

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

Footnotes to DCW Statement of Investments:

* Non-income producing security.

(1) Prior to March 16, 2009, DCW Total Return Fund was known as Dividend Capital Global Realty Exposure Fund.

(2) Less than 0.005% of total net assets.

(3) This security was purchased pursuant to the terms of a private placement memorandum and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A of the Securities Act. This security may only be sold in transactions exempt from registration under the Securities Act, which most commonly involves a sale to “qualified institutional buyers” under Rule 144A. As of March 31, 2009 the value of these securities amounted to $673,515 or 2.56% of total net assets.

(4) This security has been valued at fair values determined in good faith by or under the direction of the Fund’s Board of Trustees.

(5) This security is considered illiquid by the Adviser.

(6) The expected maturity date of this security listed herein is earlier than/later than the legal maturity date of the security due to the expected acceleration/deceleration of the schedule of principal payments by the issuer.

(7) The coupon rate shown on floating or adjustable rate securities represents the current effective rate at March 31, 2009.

See accompanying Notes to Quarterly Statement of Investments

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

March 31, 2009 (Unaudited)

DCW Total Return Fund

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DCW Total Return Fund (the “Fund”), formerly Dividend Capital Global Realty Exposure Fund, is registered as a closed-end management investment company that was organized under the laws of the state of Delaware by a Certificate of Trust dated December 30, 2005 and amended March 15, 2007. The Fund’s primary investment objective is total return.

Initial capitalization for the Fund was provided by Dividend Capital Investments LLC (the “Adviser”) as follows:

Organization Date	December 30, 2005
Initial Capitalization Date	June 13, 2007
Amount of Initial Capitalization	$100,008
Common Shares Issued at Capitalization	5,236
Common Shares Authorized	Unlimited
Public Offering Date	June 27, 2007

Security Valuation:

Pricing Procedures: All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Standard Time), on each day that the NYSE is open.

Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading or a NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Fund will obtain at least one price from an independent broker/dealer.

U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Non-exchange traded foreign securities (including debt) are valued at a price provided by a pricing service or at the mean value between the bid and asked prices.

Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

Security Valuation (continued):

The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of March 31, 2009, securities which have been fair valued represented 2.6% of the Fund’s net assets.

The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security on foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Fund’s holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates; (17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at the time of purchase, existence and anticipated timeframe of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on January 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2009.

Valuation Inputs	Investments in Securities at Value	Other Financial Instruments* Unrealized Appreciation (Depreciation)
Level 1 – Quoted Prices	$28,896,394	$ —
Level 2 – Other Significant Observable Inputs	$ 1,377,717	$ —
Level 3 – Significant Unobservable Inputs	$ —	$ —
Total	$30,274,111	$ —

* Other financial instruments include futures, forwards and swap contracts.

For the three months ended March 31, 2009, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s future financial statement disclosures.

Significant Events: An event is significant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Fund determines its net asset value. A significant event is material (a “Material Significant Event”) if a fair valuation for the security would impact the Fund’s net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Fund’s Fair Valuation Procedures.

Risk of Concentration:

Because the Fund’s investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in a single industry. If the securities of real estate companies as a group fall out of favor with investors, the Fund could underperform funds that have greater industry diversification.

Foreign Securities:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effects of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements:

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying collateral at not less than the repurchase proceeds due the Fund.

Distributions to Shareholders:

The Fund intends to make a dividend distribution each quarter to shareholders. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date. Distributions paid by the Fund are subject to recharacterization for tax purposes. A portion of the distributions paid by the Fund may be reclassified to return of capital and long-term capital gains upon the final determination of the Fund’s taxable income for the year. Net realized gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates:

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investments with Off Balance Sheet Risk:

The Fund may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.

2. FEDERAL INCOME TAXES

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gain for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

At March 31, 2009 the cost of investments and net unrealized depreciation for federal income tax purposes were as follows:

Aggregate tax cost	$51,022,109
Gross unrealized appreciation	212,828
Gross unrealized depreciation	(20,960,826)

Net unrealized depreciation	($20,747,998)

3. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates

4. ILLIQUID AND/OR RESTRICTED SECURITIES

As of March 31, 2009, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market. At March 31, 2009, the Fund had investments in illiquid and/or restricted securities totaling $673,515, which represents 2.6% of net assets.

Item 2 – Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DCW TOTAL RETURN FUND

By:	/s/ David W. Agostine
David W. Agostine
President

Date:	May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David W. Agostine
David W. Agostine
President
(principal executive officer)

Date:	May 28, 2009

By:	/s/ Jeffrey W. Taylor
Jeffrey W. Taylor
Vice President and Treasurer
(principal financial officer)

Date:	May 28, 2009